Exhibit 99.8

EXECUTIVE SUMMARY

Digital Risk, LLC (“Digital Risk”) is a third party due diligence provider of mortgage loans. Digital Risk has performed a review of mortgage loan files for its client, Bayview Fund Management, LLC (“Bayview”). The review included the scopes described below.

Loan reviews were performed by Digital Risk in connection with trade BOMFT 2017-RT6 (the “Trade”). The review period of the Trade began on September 25, 2017, and concluded on October 18, 2017.

Summary of Scopes:

Compliance Review Scope

For the Compliance Review, Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. Compliance Review includes:

1.	Federal Disclosures. Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

a.	Service Provider List

b.	Home Ownership Counseling Disclosure

c.	ARM Disclosure

2.	Right to Cancel. Notice of Right to Cancel (rescission) Review: Confirm transaction date, expiration date, and disbursement date

3.	Originator License. Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents.

4.	Closing Documents. Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording

5.	Higher-Priced and High Cost Loans. Determine whether the Loan is a “High-Cost” or “Higher-Priced” Loan within the meaning of Federal regulations. Review interest rates and fees to ensure that the Loan complies with:

a.	Federal High Cost provisions

b.	Federal Higher Priced Mortgage Loan provisions

c.	Local and/or State Anti-predatory and High Cost provisions

d.	HOEPA Points and Fees Requirements

6.	RESPA 2010 Compliance Review. For Loans originated between January 1, 2010 and October 2, 2015, the Compliance Review also includes:

a.	Review of final HUD-l and GFEs

b.	Review of Tolerance Chart against final binding GFE for any Cost to Cure as applicable for loans subject to RESPA 2010.

Servicing Pay String Review Scope (24 Month)

For the Pay String Review, Digital Risk performed a review of the servicing history in comparison with the delinquency string for loans, which includes the following:

1.	Based on electronic loan level calculated delinquency string and servicing payment history for the most recent 24 months.

2.	Manual review of servicing payment history to validate the calculated delinquency string taking into account the following:

a.	Due date at each month end;

b.	Date of any payments received;

c.	Payment reversals and re-applications; and

d.	Due date changes resulting from loan modifications.

3.	Provide a report of loans with discrepancies between the calculated delinquency string and the review performed by Digital Risk, which displays the review results for each loan and the servicer-provided pay string results. Delinquencies are reported in 30 day increments ranging from 31 days delinquent through charge-off.

Summary of Results:

Compliance Review:

Of the 28 files reviewed, 25 loans were given a compliance grade of “1,” which is equivalent to a Fitch or DBRS grade of “A.” 3 loans were given a compliance grade of “4,” which is equivalent to a Fitch or DBRS grade of “D.”

Compliance Grade	Count of Loan Number
1	25
4	3
Grand Total	28

Fitch Grade	Count of Loan Number
A	25
D	3
Grand Total	28

DBRS Grade	Count of Loan Number
A	25
D	3
Grand Total	28

Servicing Pay String Review (24 Month):

A total of 2,797 Servicing Pay String Reviews were included within BOMFT 2017-RT6. A summary of the results is provided below.

Review Type	Loan Count	Variances
Servicing Pay String Review (24 Month)	2,979	270